                                 Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of March 2001

                                                                   Series 1997-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:


       Date of the Certificate                       April 10, 2001
       Monthly Period ending:                        March 31, 2001
       Determination Date                            April 10, 2001
       Distribution Date                             April 16, 2001

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                                                              General
====================================================================================================================================
201  Amortization Period                                                                                      No             201
202  Early Amortization Period                                                                                No             202
203  Class A Investor Amount paid in full                                                                     No             203
204  Class B Investor Amount paid in full                                                                     No             204
205  Collateral Indebtedness Amount paid in full                                                              No             205
206  Saks Incorporated is the Servicer                                                                       Yes             206

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                                                          Investor Amount
====================================================================================================================================
                                                                                                            as of the end of
                                                                            as of the end of the              the relevant
                                                                            prior Monthly Period             Monthly Period
                                                                            --------------------            ----------------
207  Series 1997-2 Investor Amount                                              $235,300,000   207(a)          $235,300,000   207(b)
208   Class A Investor Amount                                                   $180,000,000   208(a)          $180,000,000   208(b)
209   Class B Investor Amount                                                   $ 20,000,000   209(a)          $ 20,000,000   209(b)
210   Collateral Indebtedness Amount                                            $ 21,000,000   210(a)          $ 21,000,000   210(b)
211   Class D Investor Amount                                                   $ 14,300,000   211(a)          $ 14,300,000   211(b)

212  Series 1997-2 Adjusted Investor Amount                                     $235,300,000   212(a)          $235,300,000   212(b)
213   Class A Adjusted Investor Amount                                          $180,000,000   213(a)          $180,000,000   213(b)
214    Principal Account Balance                                                $          -   214(a)          $          -   214(b)
215   Class B Adjusted Investor Amount                                          $ 20,000,000   215(a)          $ 20,000,000   215(b)

216   Class A Certificate Rate                                                                                     6.50000%   216
217   Class B Certificate Rate                                                                                     6.69000%   217
218   Collateral Indebtedness Interest Rate                                                                        5.76375%   218
219   Class D Certificate Rate                                                                                     6.03875%   219
220  Weighted average interest rate for Series 1997-2                                                              6.42241%   220

                                                                                                            as of the end of
                                                                              for the relevant                the relevant
                                                                               Monthly Period                Monthly Period
                                                                              ----------------              ----------------
221  Series 1997-2 Investor Percentage with respect to Finance Charge
     Receivables                                                                    17.95%     221(a)             19.87%      221(b)
222   Class A                                                                       13.73%     222(a)             15.20%      222(b)
223   Class B                                                                        1.53%     223(a)              1.69%      223(b)
224   Collateral Indebtedness Amount                                                 1.60%     224(a)              1.77%      224(b)
225   Class D                                                                        1.09%     225(a)              1.21%      225(b)

226  Series 1997-2 Investor Percentage with respect to Principal Receivables        19.29%     226(a)             19.87%      226(b)
227   Class A                                                                       14.75%     227(a)             15.20%      227(b)
228   Class B                                                                        1.64%     228(a)              1.69%      228(b)
229   Collateral Indebtedness Amount                                                 1.72%     229(a)              1.77%      229(b)
230   Class D                                                                        1.17%     230(a)              1.21%      230(b)

231  Series 1997-2 Investor Percentage with respect to Allocable Amounts            17.95%     231(a)             19.87%      231(b)
232   Class A                                                                       13.73%     232(a)             15.20%      232(b)
233   Class B                                                                        1.53%     233(a)              1.69%      233(b)
234   Collateral Indebtedness Amount                                                 1.60%     234(a)              1.77%      234(b)
235   Class D                                                                        1.09%     235(a)              1.21%      235(b)

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                                               Series 1997-2 Investor Distributions
===================================================================================================================================
236  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                           $          -   236
237    Class A distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                              $          -   237

                                                                                                                         Page 1 of 5

                                                                                                                   Series 1997-2

238  Class B distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                             $          -       238
239  Collateral Indebtedness Amount distribution of collections of Principal
     Receivables per $1,000 of original principal amount                                                   $          -       239
240  Class D distribution of collections of Principal Receivables per $1,000 of
     original principal amount                                                                             $          -       240
241  Class A distribution attributable to interest per $1,000 of original principal
     amount                                                                                                $       5.42       241
242  Class B distribution attributable to interest per $1,000 of original principal
     amount                                                                                                $       5.58       242
243  Collateral Indebtedness Amount distribution attributable to interest per $1,000
     of original principal amount                                                                          $       5.28       243
244  Class D distribution attributable to interest per $1,000 of original principal
     amount                                                                                                $          -       244
245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
     original principal amount                                                                             $       1.67       245

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                                              Collections Allocated to Series 1997-2
====================================================================================================================================

246  Series allocation of collections of Principal Receivables                                             $ 48,619,072       246
247  Class A                                                                                               $ 37,192,660       247
248  Class B                                                                                               $  4,132,518       248
249  Collateral Indebtedness Amount                                                                        $  4,339,144       249
250  Class D                                                                                               $  2,954,750       250

251  Series allocation of collections of Finance Charge Receivables                                        $  4,880,694       251
252  Class A                                                                                               $  3,733,638       252
253  Class B                                                                                               $    414,849       253
254  Collateral Indebtedness Amount                                                                        $    435,591       254
255  Class D                                                                                               $    296,617       255

     Available Funds
     ---------------
256  Class A Available Funds                                                                               $  3,733,638       256
257  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                       $          -       257
258  Principal Investment Proceeds to be included in Class A Available Funds                               $          -       258
259  The amount of investment earnings on amounts held in the Reserve Account to be included
     in Class A Available funds                                                                            $          -       259

260  Class B Available Funds                                                                               $    414,849       260
261  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                       $          -       261
262  Principal Investment Proceeds to be included in Class B Available Funds                               $          -       262
263  The amount of investment earnings on amounts held in the Reserve Account to be included in
     Class B Available funds                                                                               $          -       263

264  Collateral Available Funds                                                                            $    435,591       264

265  Class D Available Funds                                                                               $    296,617       265

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                                                    Application of Collections
====================================================================================================================================

     Class A
     -------
266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                     $    975,000       266
267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
     Servicing fee for the related Distribution Date                                                       $          -       267
268  Class A Allocable Amount                                                                              $    648,738       268
269  An amount to be included in the Excess Spread                                                         $  2,109,899       269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                     $    111,500       270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                       $          -       271
272  An amount to be included in the Excess Spread                                                         $    303,349       272

                                                                                                                         Page 2 of 5

                                                                                                                    Series 1997-2
     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                       $          -       273
274  An amount to be included in the Excess Spread                                                         $    435,591       274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                       $          -       275
276  An amount to be included in the Excess Spread                                                         $    296,617       276

277  Available Excess Spread                                                                               $  3,145,456       277
278  Available Shared Excess Finance Charge Collections                                                    $          -       278
279  Total Cash Flow available for 1997-2 waterfall                                                        $  3,145,456       279

280  Class A Required Amount is to be used to fund any deficiency in line266, line267
     and line268                                                                                           $          -       280
281  The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                 $          -       281

282  Class B Required Amount to the extent attributable to line270, and line271                            $          -       282

283  Class B Allocable Amount                                                                              $     72,082       283
284  Any remaining portion of the Class B Required Amount                                                  $          -       284
285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class B Investor Amount to the Class A
     Investor Amount                                                                                       $          -       285
286  Collateral Monthly Interest for the related Distribution Date plus Collateral
     Monthly Interest previously due but not paid to the Collateral Indebtedness
     Holder plus Collateral Additional Interest                                                            $    110,952       286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due for the relevant Monthly Period and not paid above                                                $    368,333       287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                                     $          -       288
289  Collateral Allocable Amount                                                                           $     75,686       289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any,
     due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the CIA to the Class A or Class B Investor Amount                                    $          -       290
291  The excess, if any, of the Required Cash Collateral Amount over the Available
     Collateral Amount                                                                                     $          -       291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                   $     79,158       292

293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                          $     23,833       293

294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods                                                                                               $          -       294
295  Class D Allocable Amount                                                                              $     51,539       295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i)
     Class D Investor Charge Offs; (ii) Reallocated Principal Collections; (iii)
     reallocations of the Class D Investor Amount to the Class A or Class B
     Investor Amount or CIA                                                                                $          -       296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                                        $          -       297
298  Excess, if any, of the Required Reserve Account Amount over the amount on
     deposit in the Reserve Account                                                                        $          -       298
299  Shared Excess Finance Charge Collections                                                              $  2,363,872       299

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                                                Determination of Monthly Principal
====================================================================================================================================

300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                              $          -       300
301  Available Principal Collections held in the Collection Account                                        $ 48,619,072       301
302  Class A Accumulation Amount                                                                           $          -       302

303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                          $          -       303
304  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A Monthly Principal                                                 $ 48,619,072       304

305  Class B Accumulation Amount                                                                           $          -       305

                                                                                                                         Page 3 of 5

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
                                                                                                                    Series 1997-2

306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
     and line#308)                                                                                        $          -        306
307  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                                    $ 48,619,072        307
308  Enhancement Surplus                                                                                  $          -        308

309  Class D Monthly Principal                                                                            $          -        309
310  Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B or collateral Monthly Principal                         $ 48,619,072        310

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                                                   Available Enhancement Amount
===================================================================================================================================

311  Available Enhancement Amount                                                                         $ 35,300,000        311
312  Amount on Deposit in the Cash Collateral Account                                                     $          -        312

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                                                 Reallocated Principal Collections
===================================================================================================================================

313  Reallocated Principal Collections                                                                    $          -        313
314  Class D Principal Collections (to the extent needed to fund Required Amounts)                        $          -        314
315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                     $          -        315
316  Class B Principal Collections (to the extent needed to fund Required Amounts)                        $          -        316

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                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================

                                                                                      %                      Amount
                                                                                    ------             -----------------------------
317  Series 1997-2 Default Amount                                                   17.95%     317(a)     $    848,045        317(b)
318  Class A Investor Default Amount                                                13.73%     318(a)     $    648,738        318(b)
319  Class B Investor Default Amount                                                 1.53%     319(a)     $     72,082        319(b)
320  Collateral Default Amount                                                       1.60%     320(a)     $     75,686        320(b)
321  Class D Investor Default Amount                                                 1.09%     321(a)     $     51,539        321(b)

322  Series 1997-2 Adjustment Amount                                                                      $          -        322
323  Class A Adjustment Amount                                                                            $          -        323
324  Class B Adjustment Amount                                                                            $          -        324
325  Collateral Adjustment Amount                                                                         $          -        325
326  Class D Adjustment Amount                                                                            $          -        326

327  Series 1997-2 Allocable Amount                                                                       $    848,045        327
328  Class A Allocable Amount                                                                             $    648,738        328
329  Class B Allocable Amount                                                                             $     72,082        329
330  Collateral Allocable Amount                                                                          $     75,686        330
331  Class D Allocable Amount                                                                             $     51,539        331

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                                                         Required Amounts
===================================================================================================================================
332  Class A Required Amount                                                                              $          -        332
333  Class A Monthly Interest for current Distribution Date                                               $    975,000        333
334  Class A Monthly Interest previously due but not paid                                                 $          -        334
335  Class A Additional Interest for prior Monthly Period or previously due but not
     paid                                                                                                 $          -        335
336  Class A Allocable Amount for current Distribution Date                                               $          -        336
337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -        337

338  Class B Required Amount                                                                              $          -        338
339  Class B Monthly Interest for current Distribution Date                                               $    111,500        339
340  Class B Monthly Interest previously due but not paid                                                 $          -        340
341  Class B Additional Interest for prior Monthly Period or previously due but not
     paid                                                                                                 $          -        341
342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                               $          -        342
343  Excess of Class B Allocable Amount over funds available to make payments                             $          -        343

344  Collateral Required Amount                                                                           $          -        344
345  Collateral Monthly Interest for current Distribution Date                                            $    110,952        345
346  Collateral Monthly Interest previously due but not paid                                              $          -        346
347  Collateral Additional Interest for prior Monthly Period or previously due but
     not paid                                                                                             $          -        347


                                                                                                                      Page 4 of 5

                                                                                                                    Series 1997-2
348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                            $          -        348
349  Excess of Collateral Allocable Amount over funds available to make payments                          $          -        349

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                                                   Reduction of Investor Amounts
===================================================================================================================================

     Class A
     -------
350  Class A Investor Amount reduction                                                                    $          -        350
351  Class A Investor Charge Off                                                                          $          -        351
352  Reductions of the Class A Investor Amount                                                            $          -        352
     Class B
     -------
353  Class B Investor Amount reduction                                                                    $          -        353
354  Class B Investor Charge Off                                                                          $          -        354
355  Reductions of the Class B Investor Amount                                                            $          -        355
356  Reallocated Principal Collections applied to Class A                                                 $          -        356
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction                                                             $          -        357
358  Collateral Indebtedness Amount Charge Off                                                            $          -        358
359  Reductions of the Collateral Indebtedness Amount                                                     $          -        359
360  Reallocated Principal Collections applied to Class B                                                 $          -        360
     Class D
     -------
361  Class D Investor Amount reduction                                                                    $          -        361
362  Class D Investor Charge Off                                                                          $          -        362
363  Reductions of the Class D Investor Amount                                                            $          -        363
364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                          $          -        364

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                                                           Servicing Fee
===================================================================================================================================

365  Series 1997-2 Servicing Fee                                                                          $    392,167        365
366  Class A Servicing Fee                                                                                $    300,000        366
367  Class B Servicing Fee                                                                                $     33,333        367
368  Collateral Servicing Fee                                                                             $     35,000        368
369  Class D Servicing Fee                                                                                $     23,833        369

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                                                          Reserve Account
===================================================================================================================================

370  Required Reserve Account Amount ( if applicable)                                                          N/A            370
371  Reserve Account Reinvestment Rate (if applicable)                                                         N/A            371
372  Reserve Account balance                                                                              $          -        372

373  Accumulation Period Length                                                                             12 months         373

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of April, 2001.


    Saks Incorporated,
    as Servicer

    By /s/ Scott A. Honnold
       ------------------------------------

    Name:  Scott A. Honnold
    Title: Vice President and Treasurer

                                                                     Page 5 of 5